SLIDE 1 - [PHOTO] Truck

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SLIDE 2 - Photo w/Lund International logo


[LOGO] LUND International(TM)


                                 [PHOTO] Truck


                  TO BE THE LEADER IN SATISFYING CUSTOMER NEEDS
                      FOR TRUCK AND AUTOMOTIVE ACCESSORIES.


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Slide 3 -


LUND INTERNATIONAL

         Some of the information contained in our presentation today are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risk and uncertainty which may lead to results significantly different from those which we expect.

         Factors that could impact our expected results are outlined in our annual report on page 21.

         As all of you will understand, changes in economic conditions, variations in product demand, product costs and operational performance can affect our expected results. As well, our ability to identify, negotiate and integrate acquisitions could also impact our results.


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Slide 4 -


                               LUND INTERNATIONAL

                                  MARKET LEADER


                              PHOTO WITH CALLOUTS:

                                   CAB VISORS

                                   SIDE VENTS

                                  CAB FAIRINGS

                               SUSPENSION SYSTEMS

                             STEPS & RUNNING BOARDS

                                  LIGHT COVERS

                                 TUBULAR GUARDS

                                  GRILLE COVERS

                                  HOOD SHIELDS


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SLIDE 5-


STRATEGIC DEVELOPMENT


*   SEPTEMBER 1997                  HARVEST PARTNERS ACQUIRED LUND
                                    AS PLATFORM COMPANY

*   DECEMBER 1997                   DEFLECTA-SHIELD ACQUIRED

*   DECEMBER 1998                   AUTO VENTSHADE ACQUIRED

*   JANUARY 1999                    SMITTYBILT ACQUIRED


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Slide 6 -


STRATEGIC DEVELOPMENT

*   RESTRUCTURED MANAGEMENT

    -11 of 13 New Executives

    -Corporate HR/IS Functions

    -Controllers - 8 of 9 New


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Slide 7 -


STRATEGIC DEVELOPMENT

*   RESTRUCTURED MANAGEMENT

*   UPGRADED BUSINESS SYSTEMS

    -Starting Point - 7 Systems

    -Y2K Compliant - Only 2

    -Currently - 2 Systems


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Slide 8 -


STRATEGIC DEVELOPMENT

*   RESTRUCTURED MANAGEMENT

*   UPGRADED BUSINESS SYSTEMS

*   FINANCIAL CONTROLS

    -Restructured Financial Reports

    -Key Performance Factors

    -Rolling Forecasts

    -Standardized Accounting Practices


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Slide 9 -


STRATEGIC DEVELOPMENT

*   RESTRUCTURED MANAGEMENT

*   UPGRADED BUSINESS SYSTEMS

*   FINANCIAL CONTROLS

*   EMPLOYEE PROGRAMS

    -People - Most Important Resource

    -Attractive Competitive Benefits

    -Standard Salary/Wage Policy

    -Results Sharing - Company-wide


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Slide 10 -


STRATEGIC DEVELOPMENT

*   RESTRUCTURED MANAGEMENT

*   UPGRADED BUSINESS SYSTEMS

*   FINANCIAL CONTROLS

*   EMPLOYEE PROGRAMS

                                                                      MORE TO DO


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Slide 11 -


LOGOS:

Lund International(TM)

Autotron

Lund(R) Truck Accessories

Auto Ventshade(R) Company

Smittybilt(R)

Beltmore Heavy Truck Products

Deflecta-Shield(R) Styling Accessories

Trailmaster(R) Suspension


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Slide 12 -


AUTOMOTIVE AFTERMARKET SALES

                                  [PIE CHART]

                                OVER-THE-COUNTER
                              SPECIALTY EQUIPMENT
                                 SERVICE REPAIR


                              $165 BILLION MARKET


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Slide 13 -


SPECIALTY EQUIPMENT MARKETS

                                  [PIE CHART]

                                $8.0 BILLION PLUS

                              RACING & PERFORMANCE
                                  ACCESSORIES
                                WHEELS/SUSPENSION

                           5% SERVED     40% SERVED

                                                                   MARKET SERVED
                                                                   $1.6+ BILLION


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Slide 14 -


DYNAMIC TRADE CHANNELS

                                  [PIE CHART]

                          MAIL ORDER E-COMMERCE     13%
                          RETAIL SPECIALTY          25%
                          DEALERS/OEM AFTERMARKET   20%
                          WAREHOUSE DISTRIBUTION    42%

                          80,000 OUTLETS


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Slide 15 -


ACCESSORIES MARKET

                                  [BAR CHART]

                               [No data supplied]


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Slide 16 -


12 MONTH SALES

                              [PLOT POINTS CHART]


               Q1       Q2       Q3      Q4       Q1       Q2       Q3       Q4
               ----------------------------------------------------------------

TRAILING       182      188      191     193      197      194      187      178

SAAR           193      194      198     195      202      183      171      154


                            1999                               2000


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Slide 17 -


OUR RESPONSE

REDUCED EXPENSES

   * Warehousing      $2.5M         25%

   * SG&A             $6.7M         17%



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Slide 18 -


OUR RESPONSE

REDUCED EXPENSES

REDUCED HEADCOUNT

   * From 12/99       230/17%

   * From  06/00      300/21%



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Slide 19 -


OUR RESPONSE

REDUCED EXPENSES

REDUCED HEADCOUNT

CONTAINED CAPITAL EMPLOYED

                1999              2000
--------------------------------------
Sales: CE       2.7                2.7


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Slide 20 -


OUR RESPONSE

REDUCED EXPENSES

REDUCED HEADCOUNT

CONTAINED CAPITAL EMPLOYED

REDUCED CAPEX

     1999 Actual                 $6.1M

     2000 Plan                   $6.0M

     2000 Actual                 $4.3M


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Slide 21 -


STRATEGIC INITIATIVES - 2000

* IMPROVE KEY SUCCESS FACTORS

                -Quality of Customer Service

                -Quality of Products

                -Product Styling

                -Timeliness to Market

                -Product Line Breadth

                -Pull Promotion Programs


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Slide 22 -


STRATEGIC INITIATIVES - 2000

* IMPROVE KEY SUCCESS FACTORS

* LAUNCHED PRODUCT FAMILY PLANS

                -28 Products - $0.1M - $40M Sales

                -Financials - Developed Monthly

                -Business Plans - OST

                -Resource Needs/Priority


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Slide 23 -


STRATEGIC INITIATIVES - 2000

* IMPROVE KEY SUCCESS FACTORS

* LAUNCHED PRODUCT FAMILY PLANS

* RESTRUCTURED ANOKA

                -Declining Sales/Heavy Losses

                -Outsourced Manufacturing

                -Launched Concrete Program - 26 Projects

                -Reduced Headcount 50%

                -Reduced Capital Employed 50%/$11M

                -Reduced Operating Losses $5M

                -Positioned Facility for Sale


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Slide 24 -


STRATEGIC INITIATIVES - 2000

* Improve Key Success Factors

* Launched Product Family Planning

* Restructured Anoka

* Turnaround Longmont

                -Strong Category/Market Share

                -Poor Financial Results - Declining

                -Rebuilt Management Team

                -Restored OE Service/Product Quality

                -Improved Margins - Cost/Price

                -Operating Profit 6% to 18% / $2M to $5M


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Slide 25 -


STRATEGIC INITIATIVES - 2000

* Improve Key Success Factors

* Launched Product Family Planning

* Restructured Anoka

* Turnaround Longmont

* Relocate Suspension Division

                -From Michigan to California

                -Synergy/Cost Reduction

                -Delayed 4 Months

                -Preserved Customer Relations

                -Restored Volume - December


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Slide 26 -


STRATEGIC INITIATIVES - 2000

* Improve Key Success Factors

* Launched Product Family Planning

* Restructured Anoka

* Turnaround Longmont

* Relocate Suspension Division

* Grow Smittybilt Brand

                -Capacity Available - System Inadequate

                -Launched MRP System Q2 - Failed

                -Inventory/Productivity/Service Quality

                -Restored Control - Q4 2000


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Slide 27 -


STRATEGIC INITIATIVES - 2000

* Improve Key Success Factors

* Launched Product Family Planning

* Restructured Anoka

* Turnaround Longmont

* Relocate Suspension Division

* Grow Smittybilt Brand

* Eliminate Real Estate

                -Terminated Coldwater, MI Lease - 08/00

                -Listed Anoka, MN Plant - 11/00

                -Sold Indianola, IA Warehouse - 12/00

                -Net Reduction - 385K Sq. Ft.


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Slide 28 -


FINAL RESULTS

                                             B(W)
                                2000         1999
                                ----         ----

NET SALES                     $177.3M       ($17.7M)   (10.0%)


EBITDA                         $18.2M        ($1.0M)    (5.2%)
                                10.3%          0.5%


                                                             STILL DISAPPOINTING


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Slide 29 -


MARKET OUTLOOK

                                  [BAR CHART]

                               [No data supplied]


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


Slide 30 -


LUND INTERNATIONAL

                             STRATEGIC INITIATIVES



                                           CURRENT


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


Slide 31 -


CURRENT INITIATIVES

                                                           [LOGO] SMITTYBILT (R)


CORONA TURNAROUND


         -New Leader - Q4 2000

         -Strengthened Management Team

         -Genesis Program Launched

            * 3 Teams - 45 Projects

            * $3.8M Cost Reduction

            * $3.7M Inventory Reduction

            * Streamline Product Line


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Slide 32 -


CURRENT INITIATIVES

[LOGO] LUND(R) TRUCK ACCESSORIES

[LOGO] DEFLECTA-SHIELD(R) STYLING ACCESSORIES


CORONA TURNAROUND

ANOKA, MN CLOSING

         -Relocated to Lawrenceville, GA

         -Solid Project Plan

            * Recruiting Positive

            * Training Solid

            * Moved in 3 Waves

         -Expense Savings of $0.8M+

         -Property Sale - Approx. $10.0M


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Slide 33 -


CURRENT INITIATIVES

[LOGO] DEFLECTA-SHIELD(R) ALUMINUM PRODUCTS


CORONA TURNAROUND

ANOKA, MN CLOSING

HOWE BREAKOUT PROGRAM

         -Marginal Financial Results

         -Focus on Efficiency/Expansion

         -Driving for Aftermarket Volume

         -Expanding OEM Sales Effort

         -Developing New Products


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Slide 34 -


CURRENT INITIATIVES

CORONA TURNAROUND

ANOKA, MN CLOSING

HOWE BREAKOUT PROGRAM

RESTRUCTURING SALES & MARKETING

         -Consolidates 70% of Volume

         -Centralized Professional Support

         -Sales Management by Channel

         -Expense Savings of $0.8M+

         -Improved Focus


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Slide 35 -


CURRENT INITIATIVES

CORONA TURNAROUND

ANOKA, MN CLOSING

HOWE BREAKOUT PROGRAM

RESTRUCTURING SALES & MARKETING

PRICE INCREASES

         -Retail Channel - First Increase - 5%+

         -Warehouse/Catalogue Channel - 5%+

         -OEM Channel - Flat

         -$6M Potential Impact

         -Competition Following


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


Slide 36 -


CURRENT INITIATIVES

CORONA TURNAROUND

ANOKA, MN CLOSING

HOWE BREAKOUT PROGRAM

RESTRUCTURING SALES & MARKETING

PRICE INCREASES

COST REDUCTION PROGRAM

         -Company-wide Effort

         -Attacking Product Cost/Expense/Productivity

         -Target - $8.0M Annualized

         -Q1 Results - $2.4M Annualized


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


Slide 37 -


CURRENT INITIATIVES

CORONA TURNAROUND

ANOKA, MN CLOSING

HOWE BREAKOUT PROGRAM

RESTRUCTURING SALES & MARKETING

PRICE INCREASES

COST REDUCTION PROGRAM

ENERGIZE GROWTH PROGRAMS

         -Capacity/Market Share Available

         -Customer Service Improved

         -Reorganize Research & Development

         -Sales & Marketing Restructured

         -Product Outsourcing Strengthened

         -Timeliness to Market Improved


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Slide 38 -


SALES PROJECTIONS

                              [PL0T POINTS CHART]


TRAILING 182    188   191   195   197   194   187   178    170   166   168   172

SAAR     193    194   198   193   202   183   171   154    172   172   172   172
         Q1     Q2    Q3    Q4    Q1    Q2    Q3    Q4     Q1    Q2    Q3    Q4

                  1999                    2000                     2001


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Slide 39 -


OUTLOOK 2001

                                      BETTER(WORSE)
                                      -------------
                       2001               2000
                       -----------------------

Net Sales             $172.7M            ($4.7M)        (2.7%)

EBITDA                 $20.3M              $2.1M        11.5%

                        11.7%               1.4%


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Slide 40 -


LUND INTERNATIONAL

                                                                     $225M SALES
                                                                    16% + EBITDA
                                [ARROW GRAPHIC]

  $172 M SALES
11 - 12% EBITDA


                                       40
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Slide 41 -


LUND INTERNATIONAL

KEY SUCCESS FACTORS                                                  $225M SALES
                                                                    16% + EBITDA

SERVICE                                                                 RETURNS
QUALITY
                                                                         SAFETY
STYLING
                                                                        PRICING
PRODUCT
QUALITY                                                            PRODUCTIVITY
                                [ARROW GRAPHIC]
PRODUCT                                                                     DSO
OFFERING
                                                                       TURNOVER
PROMOTION
                                                                 COST REDUCTION
TIMELINESS
                                                                            DPO
$172 M SALES
11 - 12% EBITDA                                           OPERATIONAL EXCELLENCE

[ARROW GRAPHIC]


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Slide 42-


LUND INTERNATIONAL

KEY SUCCESS FACTORS                                                  $225M SALES
                                                                    16% + EBITDA

SERVICE                                                                 RETURNS
QUALITY
                                                                         SAFETY
STYLING
                                                                        PRICING
PRODUCT
QUALITY                                                            PRODUCTIVITY
                                [ARROW GRAPHIC]
PRODUCT                  RESTRUCTURING SALES & MARKETING                     DSO
OFFERING                     ADVANCING INTEGRATION
                              FINANCIAL CONTROLS                       TURNOVER
PROMOTION
                                                                 COST REDUCTION
TIMELINESS
                                                                            DPO
$172 M SALES
11 - 12% EBITDA                                           OPERATIONAL EXCELLENCE

[ARROW GRAPHIC]


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


Slide 43 -


[LOGO] LUND INTERNATIONAL(TM)

                                 [PHOTO] TRUCK


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